UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

REAC GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54845	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8878 Covenant Avenue, Suite 209 Pittsburgh, PA		15237
(address of principal executive offices)		(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3—Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

On March 1, 2018, the sole director accepted an offer to convert $112,266 of the existing unpaid compensation to Robert DeAngelis in exchange for the issuance to him of 449,065 shares of the Company’s Series A Preferred Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAC GROUP, INC.

March 1, 2018	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer

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